Exhibit 99.1

FORM OF TRIPOS, INC. LIQUIDATING TRUST AGREEMENT

                THIS LIQUIDATING TRUST AGREEMENT (this “Trust Agreement”), is effective as of the 8th day of November, 2007, by and among Tripos, Inc., a corporation formed under the laws of the State of Utah (the “Company”), as settlor, and Gary Meredith and John P. McAlister (the “Individual Trustees” and together with any subsequently appointed corporate trustee, the “Trustees”), not in their individual capacities but solely in their capacities as Trustees of the Tripos, Inc. Liquidating Trust (the “Trust”) created pursuant to the terms of this Trust Agreement.

W I T N E S S E T H:

                WHEREAS, the Board of Directors of the Company authorized, adopted and approved the certain Plan of Dissolution (the “Plan”) providing for the voluntary dissolution of the Company and winding up and liquidating the business and affairs of the Company, which includes but is not limited to, liquidating the Company’s assets, providing for the satisfaction of the Company’s creditors and any other known claims and distributing any remaining cash assets pro rata to the Company’s Shareholders (as defined below);

                WHEREAS, the shareholders of the Company approved the Plan, including the potential creation of a liquidating trust, at a special meeting of shareholders of the Company held on March 15, 2007;

                WHEREAS, pursuant to the Plan, the Company filed Articles of Dissolution on June 6, 2007 with the Department of Commerce of the State of Utah;

                WHEREAS, the Board of Directors of the Company has appointed Gary Meredith and John P. McAlister to serve as individual trustees of the Trust and has authorized the Individual Trustees to appoint, in their sole discretion, a corporate trust department of a large, money-center bank to serve as a corporate trustee of the Trust (the “Corporate Trustee”);

                WHEREAS, in connection with the initial distribution of the Company’s assets, the shareholders of the Company are expected to ratify the formation of the Trust and the appointment of the trustees; and

                WHEREAS, in furtherance of the Plan, the Company wishes to transfer all of its assets subject to all of its liabilities to the Trust for purposes of realizing the value attributable to such assets and distributing the proceeds therefrom to the Beneficiaries (as defined below) of the Trust after satisfying creditor claims;

                NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, the parties agree as follows:

ARTICLE I

Transfer to Trust

1.1. Transfer to Trust. The Company transfers and assigns to the Trust, and the Trust hereby accepts, the Company’s entire right, title and interest in and to all of the Company’s assets, properties, rights and claims, all of which to be transferred subject to any liabilities thereon (the “Assets”) and all proceeds and income from investment and reinvestment in respect thereof (together with the Assets, the “Trust Property”).

1.2. Intention of Parties. It is the intention of the parties that the Trustees shall acquire title to the Assets so that the liquidation and dissolution of the Company shall proceed immediately. The Assets are transferred and assigned to the Trust, and the Trust shall hold and deal with the Assets, in trust for the sole benefit of the Beneficiaries, on the terms and conditions herein set forth.

ARTICLE II

Beneficiaries

2.1. Shareholders as Beneficiaries. The record holders of the common stock, par value $0.01 per share, of the Company as of the close of business on November 8, 2007 (the “Shareholders”), as delivered by the Company’s transfer agent and attached as Exhibit A hereto, shall be the initial beneficiaries (the “Beneficiaries”) in the Trust in proportion to their respective interests in the Company as set forth on Exhibit A.  Each Shareholder shall, automatically and without any action on the part of such Shareholder, become a Beneficiary of the Trust as of 12:01 a.m. Eastern Time on November 9, 2007.  Each Shareholder shall have the same pro rata interest in the Trust as such Shareholder’s pro rata interest in the aggregate issued and outstanding shares as of the close of business on November 8, 2007.  Effective as of 12:01 a.m. on November 9, 2007, all issued and outstanding shares of the Company shall automatically be deemed cancelled.  In accordance with the terms of the Plan, each Beneficiary shall be bound by this Trust Agreement without any requirement to execute this Trust Agreement.

2.2. Record of Beneficiaries. The Trust shall maintain at its place of business a record of the names of the Beneficiaries and their beneficial interests in the Trust.

2.3. Trust Certificates. The Trustees shall not issue certificates to evidence ownership of beneficial interests in the Trust.

2.4. Limitation on Transfer of Interests. The beneficial interests of the Beneficiaries in the Trust may not be transferred or assigned in any manner whatsoever (including, without limitation, by sale, exchange, gift, pledge or creation of a security interest), except by operation of law or upon death of a Beneficiary. The Trustee shall not take any action to facilitate or encourage trading in the beneficial interests in the Trust or in any instrument tied to the value of the beneficial interests.

2.5. Interests in Other Entities. The beneficial interests of the Beneficiaries in the Trust shall not represent any interest in any entity other than the Trust. The Trust will not own or have any right to any equity or ownership interest in any entity.

2.6. Voting Rights; Interest.  The beneficial interests of the Beneficiaries in the Trust shall not have any voting or dividend rights other than the right to receive a pro rata portion of any Trust Property that the trustees determine is not needed for the satisfaction of all claims, creditors and expenses.  The Beneficiaries shall not be entitled to receive any interest with respect to the beneficial interests in the Trust.

ARTICLE III

Purpose, Limitations and Distribution to Beneficiaries

3.1. Purpose of Trust. This Trust is established solely for the purpose of conserving and protecting the funds transferred to it, realizing the value, if any, of the Assets contributed to the Trust, satisfying known or contingent liabilities, satisfying the obligations of its creditors, holding such funds for the benefit of the Beneficiaries, making liquidating distributions to the Beneficiaries and taking such other actions as may be necessary to conserve and protect the Trust Property and provide for satisfaction of all known claimants and distributing in one or more partial distributions the remaining Assets and for the orderly liquidation thereof. Under no circumstances shall the Trust or the Trustees hereunder have any power to engage in any trade or business, or in any other activity except as is necessary to the orderly liquidation of any and all of the Assets.

3.2. Operation of Trust.  The Trustees shall receive and hold all the Assets and may, from time to time in their sole discretion, make distributions to the Beneficiaries of cash from the Trust Property; provided, however, that no distribution shall be made to the Beneficiaries without first satisfying or adequately providing for (i) all known or contingent claims of creditors, and (ii) a reserve for the reasonable expenses incurred or to be incurred by the Trustees. The Trustees shall take such action as they deem appropriate to enforce any rights to the Trust Property so that the Beneficiaries may receive the full benefit thereof. Notwithstanding any other provision hereunder, the Trustees shall distribute all Trust Property to the Beneficiaries upon the termination of the Trust pursuant to Section 8.1 below.

3.3. Distributions. The Trustees will make distributions to the Beneficiaries out of the Trust Property held in the Trust at least annually and may make distributions more frequently in their sole discretion.  Distributions will include any income or proceeds attributable to the investment or sale of Assets, provided, that the Trustees shall have the right to retain Assets necessary, in the opinion of the Trustees, to satisfy any potential claims or liabilities.  Each distribution by the Trust to the Beneficiaries shall be made to the Beneficiaries, or their successors in interest authorized by Section 2.4, in proportion to such interests.

3.4. No Reversion to the Company. In no event shall any part of the Trust Property revert to or be distributed to the Company.

3.5. Notice to Unlocated Shareholders. If the Trustees hold Trust Property for unlocated Shareholders, due notice shall be given to such Shareholders in accordance with Utah law.

ARTICLE IV

Authority of Trustees

4.1. Authority of Trustees. Among the other powers stated or implied herein, in connection with the administration of this Trust, the Trustees may exercise the following powers, authority and discretion:

                (a) to endorse, deposit and collect any and all notes, checks, bills of exchange, trade acceptance, other instruments for the payment of money, in the name of the Company or otherwise, that the Trustees may receive in connection with the Trust Property;

                (b) to collect all property, assets and rights in the Trust Property, and to pay, discharge and satisfy all claims, expenses, charges relating to the Company’s liabilities and other obligations with respect to the Trust Property, the Trust and the Trustees as mandated by applicable laws;

                (c) to enter into contracts and agreements with respect to the Trust Property and related matters;

                (d) to invest amounts received by them as Trustees, pending distribution; provided, however, that such investment powers shall be limited to investments in (i) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which mature not later than one year from the date of acquisition thereof, (ii) money market deposit accounts, checking accounts, savings accounts, or certificates of deposit, or other time deposit accounts which mature not later than one year from the date of acquisition thereof which are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof, or (iii) other temporary investments not inconsistent with the Trust’s status as a liquidating trust for tax purposes;

                (e) to file any and all tax returns required in connection with the Trust created hereby and to pay any taxes properly payable by the Trust out of the Trust Property;

                (f) to select a fiscal year for the Trust;

                (g) to compromise, adjust, arbitrate, sue on or defend, abandon or otherwise deal with and settle claims in favor of or against this Trust as the Trustees shall deem best; and

                (h) to do everything necessary or advisable to carry out the purpose of this Trust Agreement, including appointing, engaging or retaining any employee, agent, advisor, representative, accountants or other independent contractor to serve the interests of the Beneficiaries.

4.2. Payment of Expenses and Liabilities. The Trustees shall pay from the Trust Property all expenses, charges, and obligations of the Trust and of the Trust Property and all liabilities and obligations which the Trust has specifically assumed and agreed to pay.

ARTICLE V

The Trustees

5.1. Generally. Each of the Trustees accepts and undertakes to discharge the Trust created by this Agreement, upon the terms and conditions hereof, on behalf of the Beneficiaries.  Each Trustee shall exercise such of the rights and powers vested in the Trustees by this Agreement in accordance with applicable law and use the same degree of care and skill in such exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs (and shall not be required to act with the same degree of care as required of a trustee of a common law trust); provided, however, that in no event will shall a Trustee be liable personally for any act or omission except for grossly negligent action, grossly negligent failure to act, fraud or willful misconduct. The Trustees shall act only by majority consent.

5.2. Liability of Trustees. No provision of this Trust Agreement shall be construed to relieve the Trustees from liability for their own grossly negligent actions, their own grossly negligent failure to act or their own fraud or willful misconduct, except that:

                (a) the Trustees shall be liable only for the performance of such duties and obligations as are set forth in this Trust Agreement; and

                (b) the Trustees shall not be liable for any error of judgment made in good faith, unless the Trustees were grossly negligent.

5.3. Reliance of Trustees. Except as otherwise provided in Section 5.2:

                (a) the Trustees may rely upon, and shall be protected in acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order or other paper or document believed by them to be genuine and to have been signed or presented by the proper party or parties;

                (b) the Trustees may consult with legal counsel (including tax counsel) to be selected by them, and the Trustees shall not be liable for any action taken or omitted to be taken by them in accordance with the advice of such counsel; and

                (c) persons dealing with the Trustees shall look only to the Trust Property to satisfy any liability incurred by the Trustees to such person in carrying out the terms of this Trust, and the Trustees shall have no personal obligation to satisfy any such liability.

5.4. Safekeeping of Trust Assets. All moneys and other assets received by the Trustees shall, until distributed or paid over as herein provided, be held in trust for the benefit of the Beneficiaries, but need not be segregated from other trust assets, unless and to the extent required by law. The Trustees shall be under no liability for interest or producing income on any moneys received by them hereunder and held for distribution or payment to the Beneficiaries, except as such income or interest shall actually be received by the Trustees.

5.5. Expense Reimbursement and Compensation. The Trustees shall be entitled to reimburse themselves out of the Trust Property for all reasonable, out-of-pocket expenses in the execution of the Trust and in the exercise and performance of any of their powers and duties hereunder.

5.6. Indemnification of Trustees. The Trustees shall be indemnified, and may reimburse themselves out of the Trust Property, from and against any and all loss,

liability, expense or damage which the Trustees may sustain in good faith and without willful misconduct, gross negligence or fraud in the exercise and performance of any of the powers and duties of the Trustees under this Trust Agreement.

ARTICLE VI

Successor Trustees

6.1. Resignation. A Trustee may resign by giving not less than thirty (30) days prior written notice thereof to the remaining Trustees. Such resignation shall become effective on the day specified in such notice or upon the appointment of a successor and the acceptance by such successor of such appointment, whichever is earlier.

6.2. Appointment and Removal of Corporate Trustee. A Corporate Trustee may be appointed by the Individual Trustees at any time at their sole discretion.  The Corporate Trustee may be removed at any time by a written notice from both of the Individual Trustees.  The Corporate Trustee shall be entitled to be compensated, in accordance with this Agreement, for fees and expenses incurred prior to its removal.

6.3. Appointment of Successor. In the event of any vacancy in the office of an Individual Trustee, a successor Trustee shall be selected by the Individual Trustee remaining in office.

6.4. Acceptance of Appointment by Successor Trustee. Any Corporate Trustee or successor Individual Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall file such acceptance with the trust records. Thereupon, such Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of its predecessor in the Trust with like effect as if originally named herein; provided, however, that a retiring Trustee shall, nevertheless, when requested in writing by the successor Trustee, execute and deliver an instrument or instruments conveying and transferring to such successor Trustee under the Trust all the estates, properties, rights, powers and trusts of such predecessor Trustee.

ARTICLE VII

Reports to Beneficiaries

7.1. Reports to Beneficiaries. (a) As soon as practicable after the end of each fiscal year of the Trust and upon termination of the Trust, the Trustees shall submit to the Beneficiaries (i) a balance sheet of the Trust at the end of such fiscal year, prepared in accordance with generally accepted accounting principles, (ii) summaries of any receipts received by, or disbursements or distributions from, the Trust, and (iii) any action taken by the Trustees in the performance of their duties that they have not previously reported and which, in the opinion of the Trustees, materially affects the Trust Property (collectively, the “Reports”). (b) If an event relating to the Trust’s assets which, in the opinion of the Trustees, materially affects or is reasonably likely to materially affect the Trust Property has occurred the Trustees shall submit a written report to the Beneficiaries describing such event promptly following the occurrence thereof. The occurrence of a material event will be determined solely by the Trustees or as may be required by the rules and regulations promulgated by the Securities and Exchange Commission. (c) As soon as practicable after the close of each fiscal year, the Trustees shall supply the Beneficiaries a statement reflecting information which may be helpful in determining the amount of taxable income from the Trust that the Beneficiaries should include in their federal income tax returns.  Information under this Section 7.1 filed with the Securities and Exchange Commission under the Company’s registration on the EDGAR filing system will be deemed submitted to the Beneficiaries.

ARTICLE VIII

Termination of Trust

8.1. Termination of Trust. This Trust Agreement and the existence of the Trust shall terminate upon the earlier to occur of (i) the distribution to the Beneficiaries of all of the Trust Property, (ii) the third anniversary of the date hereof, or (iii) such time as termination is required by the applicable laws of the State of Utah. The life of the Trust may, however, be extended to more than three years if the Trustees are then currently engaged in the determination, defense or settlement of a claim by or against the Trust.

ARTICLE IX

Amendment

9.1. Method of Amendment. This Trust Agreement may only be amended with the approval of the Trustees and a majority-in-interest of the Beneficiaries; provided, that no such amendment shall cause the Trustees to engage in any activity other than that appropriate for liquidating trustees or prejudice the rights of creditors of the Company.

ARTICLE X

Tax Matters

10.1 Grantor Trust. The Trust created by this Trust Agreement is intended as a trust governed and construed in all respects as a liquidating trust pursuant to Section 301.7701-4(d) of the United States Treasury Regulations and as a grantor trust in favor of the Beneficiaries pursuant to Section 1.671-4(a) thereof.

10.2 Payment or Withholding of Taxes and Filing of Tax Returns. The Trustees shall pay out of the Trust Property any and all income taxes imposed on the Trust, and shall file, or cause to be filed, any returns, statements or other disclosures relating to the Trust as required by any governmental authority. The Trustees may withhold from amounts otherwise distributable hereunder all amounts, determined in the Trustees’ reasonable discretion, to be required to be so withheld by any law, regulation, rule, ruling, directive or other governmental requirement.

ARTICLE XI

Miscellaneous Provisions

11.1. Intention of Parties to Establish Trust. This Trust Agreement is not intended to create, and shall not be interpreted as creating, an association, partnership or joint venture of any kind. It is intended as a trust to be governed and construed in all respects as a trust.

11.2. Laws as to Construction. This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

11.3. Separability. In the event that any provision of this Trust Agreement or the application thereof to any person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Trust Agreement shall be valid and enforced to the fullest extent permitted by law.

11.4. Notices. Any notice or other communication hereunder shall be deemed to have been sufficiently given, for all purposes, if deposited, postage prepaid, in a post office or letter box addressed to the person for whom such notice is intended at his address last known to the person giving such notice.

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                IN WITNESS WHEREOF, the parties hereto have executed this Trust Agreement as of the date first above written.

TRIPOS, INC.

By:
Name:	John P. McAlister
Title:	President & Chief Executive Officer

John P. McAlister, as Individual Trustee

Gary Meredith, as Individual Trustee

EXHIBIT A